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                                                                  EXHIBIT 10.22A

                                  AMENDMENT ONE
                         TO THE MANUFACTURING AGREEMENT
                        BY AND BETWEEN VIVUS AND CHINOIN



        This AMENDMENT ONE to the Manufacturing Agreement by and between VIVUS, Inc., having a principal place of business at 545 Middlefield Road, Suite 200, Menlo Park, CA 94025, United States of America ("VIVUS"), and CHINOIN PHARMACEUTICAL AND CHEMICAL WORKS CO., LTD., having a principal place of business at H-1045 Budapest, To u. 1-5 Hungary ("Chinoin") is entered into as of December 11, 1997. Terms that are capitalized in this Amendment and not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).


        WHEREAS, VIVUS and Chinoin have entered into that certain Manufacturing Agreement dated December 12, 1995 (the "Agreement");

        WHEREAS, the parties desire to amend the Agreement to modify, among other things, terms related to price and quantity;

        NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereto agree to amend the Agreement as follows:

        1. The parties hereby acknowledge and agree that the Agreement was between Chinoin and VIVUS, Inc., a California corporation, which has been merged into its wholly subsidiary, VIVUS, Inc., a Delaware corporation. The parties hereby agree that VIVUS, Inc., a Delaware corporation, assumes all rights and benefits of VIVUS, Inc., a California corporation, under the Agreement. The parties further agree that for purposes of the Agreement and this Amendment, "VIVUS" shall mean VIVUS, Inc., a Delaware corporation.

        2. The parties hereby agree that the First Agreement Year as defined in the Agreement is 1997.

        3. Section 2.6 of the Agreement is hereby amended in its entirety to read as follows:

               2.6 Maximum Quantities. Chinoin shall not be obligated to supply to VIVUS more than [*] of the Product in any Agreement Year, provided that Chinoin agrees to use all reasonable efforts to supply any quantities in excess of such amounts as VIVUS may order at a price agreed between the parties pursuant to
                    Section 2.7.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



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        4. Section 2.7 of the Agreement is hereby amended in its entirety to read as follows:

               2.7 Price. The price to be paid by VIVUS per gram of the Product ordered by VIVUS shall be based upon the quantities of the Product ordered by VIVUS for delivery during the particular Agreement Year, as follows:

                      Quantity Ordered for Delivery
                      During the Agreement Year           U.S. $/gram

                      [*]                                 [*]
                      [*]                                 [*]
                      [*]                                 [*]

           The price of any quantity in excess of [*] grams in each Agreement Year, if any, shall be agreed upon by the parties. It is understood that the foregoing prices are based upon the total cumulative quantities ordered by VIVUS for delivery during the particular Agreement Year, and not only on the size of the particular order. It is also understood that the prices are for the incremental quantities (i.e. the first [*] will be at [*], the next quantities will be at [*] and so on). These prices shall be effective beginning calendar year 1998.

        5. Section 2.9 of the Agreement is hereby amended in its entirety to read as follows:

               2.9 Terms. All prices set forth in section 2.7 shall be Delivered Duty Unpaid (DDU) to a U.S. airport (in the case of shipment by airfreight) or to any U.S. address ( in the case of shipment by courier service). The manner of shipment shall be designated by Chinoin and the U.S. airport or address shall be designated by VIVUS. The title and risk of loss will transfer to VIVUS at such a delivery point. Payments shall be made in U.S. dollars by settling each of Chinoin's invoices in two equal installments, the first of which shall be made thirty (30) days from the date of the invoice accompanying the shipment and the second of which shall be made sixty (60) days from the date of the invoice accompanying the shipment. Payment shall be made by direct bank transfer to an account designated by Chinoin.

        6. Section 2.11 of the Agreement is hereby amended in its entirety to read as follows:

               2.11  Packaging.   [*]


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



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        7.  Section 2.12.1 of the Agreement is hereby amended in its entirety to read as follows:

               2.12.1 Minimum Quantities. VIVUS agrees to purchase the [*]
                      during the [*] Areement Years, provided, however, that VIVUS is experiencing ordinary business conditions. In the case of an unexpected decrease of its consumption of Product, VIVUS may notify Chinoin that it will be unable to meet the Initial Annual quantity obligation, and it may purchase a lower quantity of the Product in the Agreement Year concerned, provided, however, that in no event shall the minimum quantity purchased by VIVUS in such Agreement Year fall below [*].

        8. Sections 2.12.2 and 2.12.3 of the Agreement are hereby deleted in their entirety.

        9. Section 2.12.4 of the Agreement is hereby amended in its entirety to read as follows:

               2.12.4 Effect of the Minimum Quantities. The minimum quantities indicated in 2.12.1 above shall have no effect on the obligations of the parties with respect to quantities already ordered for supply or included in the [*] stipulated in Section 2.3.

        10. Schedule A of the Agreement is hereby amended in its entirety and is replaced with Amended Schedule A attached hereto.

        11. All other terms of the Agreement shall remain in full force and effect. In the event there is an inconsistency between this Amendment and the Agreement, this Amendment shall prevail.


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.




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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment.


VIVUS, INC.                                 CHINOIN PHARMACEUTICAL
                                            AND CHEMICAL WORKS, CO. LTD.



By: /s/ Leland F. Wilson                       By: /s/ Philpee Besse
   ------------------------------                ------------------------------
Name:    Leland F. Wilson                      Name:  Philippe Besse
     ----------------------------                   ---------------------------
Title:  Presidend and CEO                      Title: Executive Vice Presidnent
      ---------------------------                    --------------------------


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                                        A

Manufacturing Agreement between VIVUS and CHINOIN

CHINOIN                             QUALITY          Code:
Quality Control - Prostaglandins    SPECIFICATION    A-PGU/SZME/0648/01/97
                                    PGE(1)

        Prepared on:  20-Oct-97                                  ID#:

        Effective from:  01-Dec-97                               Page: 1/12

--------------------------------------------------------------------------------


                                   ALPROSTADIL
                                     (PGE1)



                              QUALITY REQUIREMENTS


                      [*]                              [*]

                      [*]                              [*]

                      [*]                              [*]

                      [*]                              [*]

                      [*]                              [*]

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Translated by:  Pal Vofely


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



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Controlled by:  Ervin Vajda  /s/ Ervin Vajda
        PG Chemical Development

                                        Approved by:  /s/ Dr. Zoltan Szeverenyi
                                                      PG Quality Control manager


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                                        A

Manufacturing Agreement between VIVUS and CHINOIN

CHINOIN                             QUALITY          Code:
Quality Control - Prostaglandins    SPECIFICATION    A-PGU/SZME/0648/01/97
                                    PGE(1)

        Prepared on:  20-Oct-97                                  ID#:

        Effective from:  01-Dec-97                               Page: 1/12

--------------------------------------------------------------------------------









                                       [*]










--------------------------------------------------------------------------------
Translated by:  Pal Vofely

Controlled by:  Ervin Vajda  /s/ Ervin Vajda
        PG Chemical Development

                                        Approved by:  /s/ Dr. Zoltan Szeverenyi
                                                      PG Quality Control manager



[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



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